MEMORANDUM OF UNDERSTANDING BY AND BETWEEN JET STREAM VOLTAGE, INC.
 AND KORE HOLDINGS, INC.

This Memorandum of Understanding (the “MOU”) is entered into this 28th day of December, 2008, by and between Jet Stream Voltage, Inc. (“Jet Stream”), a Delaware corporation licensed to do and doing business in the State of Maryland, having its  head-quarters at 1990A Fairfax Road, Annapolis, Maryland 21401, and Kore Holdings, Inc. (“Kore”), a Nevada corporation, licensed to do and doing business in the states of Cali-fornia and Maryland, having its current business address at 10800 Balantre Lane, Poto-mac, Maryland 20854.

W I T N E S S E T H:

WHEREAS,  Kore Holdings, Inc. desires to convey and transfer all of its wind-related assets held by Arcadian Renewable Power, Inc. (“Arcadian”), a Delaware cor-poration, and a wholly owned subsidiary of Kore in exchange for a twenty per cent stake in the preferred and common stock authorized by Jet Stream on the terms and conditions set forth in this MOU; and

WHEREAS, Jet Stream possesses certain intellectual property, potential investor banking participants, and other valuable assets that it desires to develop, exploit, market, and operate profitably for and on behalf of its shareholders; and

WHEREAS, Kore desires to endow Jet Stream and in accordance with the terms and conditions set forth in this MOU;

NOW, THEREFORE, for the mutual promises, covenants, representations and warranties contained herein, and other valuable consideration, the timely receipt and suf-ficiency of which are hereby acknowledged, the parties agree as follows:

1.  Representations and Warranties by Jet Stream.  Jet Stream hereby makes the following representations and warranties to Kore:

1.1. Jet Stream is a corporation authorized by its Amended Certificate of Incorporation to issue ten thousand (10,000) shares of preferred stock and ten thousand (10,000) shares of common stock at no par value.  No other shares, whether common stock or preferred stock, have been issued.

1.2   Jet Stream’s Board of Directors consists of five (5) board seats of which, Kore will control three (3) board seats until Jet Stream achieves the stated financial goals which are set forth in section three (3) of this MOU.

1.3   Jet Stream was organized as a Subchapter C corporation under Title
26 of the United States Code.  It is a cash basis taxpayer.  Because Jet Stream was organized in December of 2008, it has no balance sheet for any years prior to the year ending December 31, 2008.  Jet Stream has no debt and no contingent liabil-ities.

1.4   Jet Stream is not a party to any lawsuit, administrative proceeding, litigation, demand, injunction, levy or attachment action or governmental investi-gation.  Moreover, none of these events or proceedings is anticipated.

1.5  Other than the aforementioned preferred shares to be issued to Kore pursuant to this MOU, no individuals or entities own or have subscribed to any shares, warrants, or options with respect to Jet Stream’s securities.

1.6   Jet Stream is a Delaware Subchapter C corporation and has the right, power, and authority to enter into this Agreement.

1.7   C. Timothy Jewell, the chairman and chief executive officer of Jet Stream Voltage, Inc., is also the chief operating officer of Kore and has held this office since on or about August 27, 2008.  Because Mr. Jewell’s position in both companies presents a material conflict of interest with respect to his participation in the transaction described herein, the following actions will be taken:  (1) Mr. Jewell will not vote in any of the elections held pursuant to this transaction, and (2) Mr. Jewell’s holding office in both companies will be made known to the directors and shareholders of each respective company prior to their vote approving the transfer and assignment of 2,000 shares of preferred and 2,000 shares of common stock in Jet Stream Voltage, Inc. to Kore Holdings, Inc. for its conditional transfer and assignment to Jet Stream of Kore’s wind-related assets within Arcadian Power.

1.8 Jetstream and its management pledge and covenant to maximize the wind power assets being contributed herein by Kore’s wholly owned subsidiary, Arcadian.

1.9 Jetstream is currently working closely with investment banking firms to identify additional sources of capital for the purposes of maximizing the assets contributed to Jet Stream by Kore pursuant to this MOU.

2.0 With respect to the use of the wind-related assets held by Kore’s sub-sidiary, Arcadian, it is agreed that Kore shall maintain a ten per cent interest in the devel-opment of all assets belonging to Jet Stream to the extent that Kore shall have an stream of income equal to ten percent (10%) of the gross profits earned on Arcadian wind- related assets by Jet Stream or any successor in interest who purchases or leases the wind-related assets.

2.  Representations and Warranties by Kore Holdings, Inc.  Kore hereby makes the following warranties and representations to Jet Stream:

2.1   Kore Holdings Inc. is a trading, non-reporting company under the symbol: (OTC: KORH.PK).  Kore’s management anticipates growing from an OTC development stage company to a small capitalization firm within the next three (3) years.  With a view towards increasing its capitalization and growth potential, Kore recommends that the company receive two thousand (2,000) preferred shares and two thousand (2,000) common shares in Jet Stream Voltage, Inc. in exchange for Jet Stream meeting certain conditions within the next 12 months, which terms and conditions are set forth in section three (3) of this MOU.  This exchange of Jet Stream’s preferred and common shares for Kore’s wind-related assets held by Arcadian is a tax-free exchange and is more fully documented and explained in the Assignment of Assets attached hereto as Exhibit A and further referenced in paragraph four (4) of this Agreement.

2.2   Kore concurs that the estimated value of the wind-related assets should be determined by a 3rd Party “Fairness Evaluation” in exchange for the aforementioned shares of Jet Stream..  Valuation’s were made by Bagell, Joseph, and Levin, SEC-approved accountants/auditors from Cherry Hill, New Jersey, in 2001 through 2006 and was made based upon a comprehensive review of the intellectual property, ground leases and other assets belonging to Kore’s wholly owned subsidiary, Arcadian.

2.3   Kore further warrants and represents that it is under no consent order entered by any governmental agency or court.

2.4   All of the documents executed by Kore that are required to be deliv-ered to Jet Stream pursuant to this MOU are duly authorized and executed as legal, valid, and binding obligations of Kore, and do not require the consent or approval of any third party or governmental body.

2.5.   Kore is a Nevada Subchapter C corporation and has the right, power and authority to enter into this MOU.

3.  Condition Precedent to the Long Term Ownership and Use of the Wind-Related Assets.  The parties agree and understand that, should Jet Stream not raise work-ing capital in the amount of at least three million dollars ($3,000,000) on or before De- cember 31, 2009, at Kore’s option, the wind-related assets held by Arcadian, Kore’s subsidiary, and assigned to Jet Stream pursuant to this MOU will revert back to Arcadian Renewable Power, Inc.

4.   Mutual and Simultaneous Representations.  Both Jet Stream Voltage, Inc. and Kore Holdings, Inc. represent and warrant to each other the following:

3.1   Both companies are “institutional investors”, as that term is used in Rule 501 promulgated under Regulation D of the Securities Act of 1933 (the “Act”).  As such, neither is a seller or offeror of securities required to provide its counter-party with a private placement memorandum prepared by its management and securities counsel.

3.2   Kore and Jet Stream further represent to each other that their man-
gement, tax advisors, and counsel have met and have reviewed documentation and materials that their respective management executives and advisors have deemed to be sufficient and relevant for the purposes of participating in this MOU.

3.3   Kore and Jet Stream represent to each other that a majority of each class of shareholders in their respective companies will have to vote to approve the provisions contained in this MOU and that said shareholders must ratify the actions and intentions of management with respect to this MOU to move forward and upon the other parties confirming their abilities to perform.

4.  Transfer of Kore Assets for Jet Stream Securities.  Within thirty (30) days after the execution of this MOU, Kore Holdings, Inc. will receive from Jet Stream’s 2,000 shares of Jet Stream’s preferred stock and 2,000 shares of Jet Stream’s common stock.  This exchange shall occur simultaneously with the conditional assignment and conveyance to Jet Stream of the wind-related assets held by Arcadian, a wholly owned subsidiary of Kore.  This assignment of assets from Kore to Jet Stream is further referenced and documented in the Assignment Agreement Conveying Assets, dated December 28, 2008, which instrument is attached hereto as Exhibit A and made a part of this MOU.

5.  Anti-Dilution of Share Value.  Jet Stream warrants and represents to Kore and Kore’s officers, directors and shareholders that the shares of Jet Stream issued in consideration for the share issuance and delivery described herein will never be diluted in value by the promulgation of additional shares or classes of shares. This anti-dilution provision includes all shares issued by the parent company, as well as those issued by Jet Stream’s affiliates and wholly-owned subsidiaries

6.  Carry Forward Interest.  Should Jet Stream acquire and develop new wind power assets (such as new wind turbine farms providing additional generation capacity for electricity) subsequent to the execution of this MOU, as is now contemplated by the parties, Kore shall maintain a ten per cent (10%) interest in the all future income streams derived from the herein conveyed Arcadian assets.  This “going forward” reservation of ownership can be purchased by Jet Stream in the future, either in whole or in part, should all parties agree on the terms and conditions of sale or transfer.

7.  Rule 144 Stock.  All preferred shares issued pursuant to this MOU shall be for investment and not for resale.  Accordingly, each share certificate issued and delivered under the provisions hereof shall contain the legend set forth in Rule 144A of Regulation D, as amended and promulgated under the Act.  This securities legend shall carry restrict-tions on resale for a period of at least six (6) months.

The restriction upon the free alienation of the stock will protect the value of all shareholders of both Kore and Jet Stream by prohibiting immediate sales (or “shorting”) upon or soon after the issuance and transfer of the stock.  Such sales traditionally reduce the share price in the capital markets and aggregate capitalization of the securities.  The legend confirming the restrictions on sale can be removed when the stipulated holding period has passed.  This will require the drafting and delivery of an opinion of counsel letter by a qualified securities attorney acceptable to the transfer agent of the issuer and full compliance with the provisions of Rule 144.

The restrictions placed upon the resale of the securities in question do not apply to the transfer of the stock to related parties via (i) an inter vivos or testamentary transfer in a revocable or irrevocable trust (ii) a transfer and change of ownership caused by the pro-bate of a shareholder’s Last Will and Testament, or (iii) as a donation or gift to a recog-nized Section 501(c)(3) non-profit organization.

8.  Share Delivery Schedule.  Jet Stream shall tender the 2,000 preferred shares and 2,000 common shares to the secretary of Kore Holdings, Inc. within thirty (30) days of the execution and ratification of this Memorandum of Agreement.

9.   Term of the MOU.  The term of this MOU shall continue so long as any of its provisions remain unfulfilled and incomplete.  Because of the continuing life of the anti-dilution provision, this MOU continues in force and effect so long as either party remains solvent and continues in business.

10.  Provision of Transmission Lines, Turbines, and Other Equipment.  It is un-derstood by the parties that the provider of the transmission lines, wind turbines, and property-specific engineering equipment to Arcadian will continue to provide this equip-ment and these assets to Jet Stream, the transferee in this MOU.

11.   Assignment.  Neither party without the prior written consent of the other may assign its rights and duties under this MOU.

12.  Choice of Law.  This MOU shall be governed by, and its terms and condi-tions shall be construed in accordance with, the laws of the State of Nevada.

13   Notices.  Any notice required, allowed by, or given in connection with this MOU shall be in writing and shall be delivered to the appropriate party by personal de-livery, one day after delivery to a nationally recognized overnight delivery service (charges prepaid), or four business days after being sent by registered or certified mail, postage prepaid and correctly addressed, to the parties at their respective addresses set forth above, and

If to Jet Stream Voltage, Inc.	Mr. C. Timothy Jewell
Chairman and CEO
Jet Stream, Inc.
1990A Fairfax Road
Annapolis, Maryland 21401
Telephone: (800) 283-9881

If to Kore Holdings, Inc.	Mr. Robert Rood.
Chairman and CEO
Kore Holdings, Inc.
10800 Balantre Lane
Potomac, Maryland 20854
Telephone: (202) 355-5600

The parties to this MOU may from time to time amend their address of record by notifying the other party in writing of the new address in a manner provided in this para-graph twelve.

14.  Final Agreement.  This MOU terminates and supersedes all prior understand-ings and agreements, whether written or oral, on the subject matter hereof.  Only a further writing that is duly executed by both parties may modify this MOU.

15.  Waiver.  No waiver or breach of any term or condition of this MOU shall neither operate as a waiver of any other breach of such term or condition nor shall any failure to enforce any provisions hereunder operate as a waiver of such provision or any other pro-vision hereunder.

16.  Successors and Assigns.  The rights and responsibilities of the parties shall inure to the benefit and become the obligations of the assigns, successors, and personal representatives of the parties.

17.  Counterparts.  This MOU may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall be considered one and the same instrument.  Facsimile or electronic transmissions of this MOU, when duly signed and ratified, shall be as legal and binding as the original thereof.

18.  No Immediate Market for Jet Stream Securities.  In connection with the receipt of the preferred shares referenced herein, Kore Holdings, Inc. represents and acknowledges the following:

18.1   Kore is acquiring the Jet Stream preferred stock described herein as an investment and not for immediate resale.

18.2   Kore further acknowledges that it has entered into this MOU with the understanding that there is no secondary market for the immediate sale of the shares referenced in this MOU, that said shares are not currently registered with the U.S. Securi-ties and Exchange Commission or any state securities agency, and that the shares in ques-tion are being offered and transferred pursuant to a qualified safe harbor exception to re-gistration.

18.3   Kore is also aware that no market-maker currently exists to make a market in the shares in question and that no attorney general of any state or any securities regulator has reviewed, passed upon, or opined with respect to this transaction.

18.4   Kore is further aware and acknowledges that certain material risks are attendant to the acquisition of the common stock issued by Jet Stream.  These include, but are not limited to, a rapidly and significantly deteriorating economic climate, an un-foreseen change in the U.S. Tax Code with respect to energy credits and deductions, and the unexpected demise of the company’s management. Any or a combination of these events could lead to a decrease in the book value of Jet Stream’s preferred stock.

18.5   Kore acknowledges that it has not been promised by the manage-
ment of Jet Stream or any of the company’s agents, investment advisors, employees or outside counsel that the preferred shares acquired pursuant to this MOU will increase in value over time.

18.6   Kore is aware that Jet Stream is a newly formed development stage company and that its corporate chart of accounts and balance sheet have not been audited at this time by any certified public accounting firm.

19.  Severability.  No determination by any court or governmental or administra-tive entity that any provision of this MOU or any amendment hereof is invalid or unen-forceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determina-tion.  Each such provision shall be valid and enforceable to the fullest extent allowed by and shall be construed wherever possible as being consistent with applicable law.

20.  Time of the Essence.  Time shall be of the essence in the performance of each and every term of this MOU.

21.  Interpretation.  The parties to this MOU have been represented by counsel and all provisions of this Agreement have been fully negotiated.  No provision of this MOU shall be interpreted against either party merely because such provision was drafter by such party or its counsel

22.  Attorneys’ Fees.  In the event of any litigation arising out of this MOU, the prevailing party shall be entitled to reasonable attorneys’ fees and court costs.

23.  Waiver.  No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise).  No such waiver made as to any instance involving the ex-ercise of any such right shall be deemed a waiver as to any other such instance or any other such right.

IN WITNESS WHEREOF, each party hereto has executed this Memorandum of Understanding or caused it to be executed on its behalf by its duly authorized representa-tives, with the intention of creating a document under seal on the date first above written.

JET STREAM, INC.
(a Delaware Corporation)

BY:  /s/ C. Timothy Jewell                                      (SEAL)
              C. Timothy Jewell
ITS:      Chairman and Chief Executive Officer

KORE HOLDINGS, INC.
(a Nevada corporation)

BY:  /s/ Robert Rood                                              (SEAL)
              Robert Rood
ITS:       Chairman and Chief Executive Officer